SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                   FORM 8-K/A-1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 16, 2000



                            AmeriVest Properties Inc.
                           -------------------------
             (Exact name of registrant as specified in its charter)



          Maryland                   1-14462                     84-1240264
          --------                   -------                     ----------
(State or other jurisdiction     (Commission File              (IRS Employer
of incorporation)                    Number)                 Identification No.)



           1780 S. Bellaire Street, Suite 515, Denver, Colorado 80222
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 297-1800
                                                            -------------

             1800 Glenarm Place, Suite 500, Denver, Colorado 80202
             -----------------------------------------------------
                 (Former address, if changed since last report).

Item 7.  Financial Statements And Exhibits.
         ---------------------------------

     (c) Exhibit 99.1 - Materials to be presented to analysts.

Item 9.  Regulation FD Disclosure.
         ------------------------

     The materials attached as Exhibit 99.1 will be presented during meetings with analysts and others and amends materials previously filed in connection with a prior analyst meeting on November 16, 2000.

     In accordance with General instruction B.2. of Form 8-K, the information in this report (including the exhibit) shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This report does not constitute a determination of whether any information included in this report is material.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 8, 2001                     AMERIVEST PROPERTIES INC.



                                            By: /s/  Charles K. Knight
                                                --------------------------------
                                                Charles K. Knight
                                                President


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